UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

CF Industries Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, IL		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 27, 2012, CF Industries Holdings, Inc. (the “Company”) and Dennis P. Kelleher (the “Executive”), the Company’s Senior Vice President and Chief Financial Officer, entered into a Letter Agreement (the “Letter Agreement”), amending the Change in Control Severance Agreement (the “Agreement”), dated as of August 22, 2011, by and between the Company and the Executive to remove excise tax gross-up provisions from the Agreement.

A copy of the Letter Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the terms of the Letter Agreement contained herein is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Letter Agreement, dated as of April 27, 2012, by and between CF Industries Holdings, Inc. and Dennis P. Kelleher

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2012	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Stephen R. Wilson
	Name:	Stephen R. Wilson
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Letter Agreement, dated as of April 27, 2012, by and between CF Industries Holdings, Inc. and Dennis P. Kelleher